                                                                   EXHIBIT 99.1
For Immediate Release
Contact:        Mary Sadlier                                Albert R. Rietheimer
                Corporate Communications                    Chief Financial Officer
                (401) 456-5015 Ext. 1619                    (401) 456-5015 Ext. 1640

                      Bancorp Rhode Island, Inc. Announces
                     Third Quarter Earnings of $1.8 Million
                     --------------------------------------

                     Total deposits cross $800 million mark

PROVIDENCE -- (October 21, 2003) -- Bancorp Rhode Island,  Inc. (NASDAQ:  BARI),
the parent  company of Bank Rhode  Island,  announced  that its earnings for the third  quarter of 2003 were $1.8 million,  an 8 percent  decrease from the third quarter  last year.  Total  assets  increased  6 percent to $1.1  billion  since
December 30.

The Company's  diluted earnings per share (EPS) were $0.44 for the third quarter of 2003, down 8 percent from $0.48 in 2002.

The Bank's  total  deposits  continued to climb in the third  quarter,  reaching
$800.4 million at September 30, up from $761.9 at the end of 2002. Core deposits
(checking  and  savings)  grew to $599.3  million  this  quarter,  an 11 percent increase since the end of last year.

The Bank's total  commercial loans  outstanding  increased 13 percent this year, reaching  $318.2  million as of September 30.  Consumer loans  outstanding  have increased 14 percent from $91.9  million on December 31 to $104.7  million as of
September 30.

"We are pleased with the Bank's  growth in key business  lines," said  President and CEO Merrill W. Sherman. "Our commercial loan growth remains exceptional. The consumer  loan  growth  underscores  our  ability  to  leverage  off our  market position."

Sherman noted,  "The Bank continues to experience  downward  pressure on its net interest margin,  driven primarily by high prepayments in its purchased mortgage portfolio.  That pressure,  coupled with the planned  increase in expenses,  has resulted  in a decline in third  quarter  earnings  when  compared  to the prior year."

Sherman further commented, "The Bank's ability to generate quality loan business is key to attaining  the Bank's  long-term  goals of reducing its  dependence on purchasing secondary market mortgages and improving its margin."

The  Company's  Board of Directors  approved a dividend of $0.14 per share.  The dividend will be paid on December 2 to shareholders of record on November 11.

Bancorp Rhode Island,  Inc.  will host a conference  call at 10:00 a.m.  Eastern
Time tomorrow (Wednesday,  October 22) to discuss its third quarter earnings for
2003. The conference call can be accessed by dialing toll free (877) 407-8037.

Bancorp  Rhode  Island,  Inc.  is the parent  company of Bank  Rhode  Island,  a full-service,  FDIC-insured,  state-chartered  financial institution.  The Bank, headquartered  in  Providence,  has 13 branches  located in Providence  and Kent counties.

This  release may  contain  "forward-looking  statements"  within the meaning of section  21E  of  the  Securities  Exchange  Act  of  1934,  as  amended.  These forward-looking  statements  represent the  company's  present  expectations  or beliefs  concerning future events. The company cautions that such statements are necessarily  based on  certain  assumptions  which  are  subject  to  risks  and uncertainties,  including,  but not  limited  to,  changes in  general  economic conditions and changing  competition  which could cause actual future results to differ materially from those indicated herein. Further information on these risk factors is included in the company's  filings with the  Securities  and Exchange
Commission.

                                       ###

                                                           Bancorp Rhode Island, Inc.
                                                         Selected Financial Highlights

                                                      September 30,                December 31,
                                                          2003                         2002
                                                  ----------------------       ---------------------
                                                    (Dollars in thousands, except per share data)

Total Assets                                     $            1,077,764       $           1,012,877
Total Loans                                                     789,536                     670,658
Nonperforming Loans                                               3,647                         736
Allowance for Loan Losses                                        10,808                      10,096
Allowance to Nonperforming Loans                                296.35%                    1371.74%
Allowance to Total Loans                                          1.37%                       1.51%
Total Deposits                                                  800,412                     761,911
Total Shareholders' Equity                                       70,022                      66,427

Book Value Per Share                                            $ 18.02                     $ 17.59
Tangible Book Value Per Share                                   $ 15.25                     $ 14.73

                                                                 Quarter Ended                            Nine Months Ended
                                                                September 30,                               September 30,
                                                    ------------------------------------      ----------------------------------
                                                         2003              2002                     2003                   2002
                                                    -----------------------------------       ----------------------------------
                                                                       (Dollars in thousands, except per share data)

Interest Income                                 $      12,658      $     13,577                  $    38,449           $   40,213
Interest Expense                                        4,766             5,676                       14,749               16,678
                                                  ---------------  -------------------             ----------------   ------------
 Net Interest Income                                    7,892             7,901                       23,700               23,535

Provision for Loan Losses                                 400              575                         1,200                1,425

Noninterest Income                                      2,234            1,796                         6,544                4,880
Noninterest Expense                                     7,037            6,234                        21,255               18,337
                                                    ---------------  ------------------       ---------------------   ------------
 Income Before Taxes                                    2,689            2,888                         7,789                8,653

Income Taxes                                              904              957                         2,570                2,919
                                                    ---------------  ------------------       ---------------------   -----------
 Net Income                                      $      1,785       $    1,931                   $     5,219          $     5,734
                                                    ===============  ==================       =====================   ===========

Data Per Common Share:
----------------------

Earnings Per Common Share - Basic                $        0.47    $       0.51                   $      1.37           $    1.53

Earnings Per Common Share - Diluted              $        0.44    $       0.48                   $      1.29           $    1.44

Average Common Shares Outstanding - Basic            3,830,461       3,765,585                     3,799,116           3,754,604

Average Common Shares Outstanding - Diluted          4,084,174       3,988,321                     4,052,699           3,993,256

Selected Operating Ratios:
--------------------------

Net Interest Margin                                      3.13%           3.42%                         3.26%               3.57%

Return on Assets                                         0.67%           0.80%                         0.68%               0.83%

Return on Equity                                        10.17%          12.75%                        10.24%              12.77%

Efficiency Ratio                                        69.49%          64.29%                        70.28%              64.53%

                           BANCORP RHODE ISLAND, INC.
                           Consolidated Balance Sheets

                                                                                   September 30,       December 31,
                                                                                       2003                2002
                                                                                  ----------------    ----------------
                                                                                         (Dollars in thousands)
ASSETS:
Cash and due from banks                                                           $      22,919       $      25,336
Overnight investments                                                                    37,842              17,623
                                                                                  ----------------    ----------------
                                                                                  ----------------    ----------------
         Total cash and cash equivalents                                                 60,761              42,959
Investment securities available for sale (amortized cost of $77,103 and
     $99,803 at September 30, 2003 and December 31, 2002, respectively)                  78,658             101,329
Mortgage-backed securities available for sale (amortized cost of $102,728
     and $154,225 at June 30, 2003 and December 31, 2002, respectively)                 102,875             156,114
Stock in Federal Home Loan Bank of Boston                                                 8,934               7,683
Loans receivable:
     Commercial loans                                                                   318,222             280,967
     Residential mortgage loans                                                         366,580             297,763
     Consumer and other loans                                                           104,734              91,928
                                                                                  ----------------    ----------------
         Total loans                                                                    789,536             670,658
     Less allowance for loan losses                                                     (10,808)            (10,096)
                                                                                  ----------------    ----------------
         Net loans                                                                      778,728             660,562
Premises and equipment, net                                                              12,287               9,702
Other real estate owned                                                                      --                  58
Goodwill, net                                                                            10,766              10,766
Accrued interest receivable                                                               5,626               6,183
Investment in bank-owned life insurance                                                  15,347              14,768
Prepaid expenses and other assets                                                         3,782               2,753
                                                                                  ----------------    ----------------
         Total assets                                                               $ 1,077,764         $ 1,012,877
                                                                                  ================    ================

LIABILITIES:
Deposits:
     Demand deposit accounts                                                       $    153,329        $    137,920
     NOW accounts                                                                       123,519             100,476
     Money market accounts                                                               13,157              10,660
     Savings accounts                                                                   309,274             290,981
     Certificate of deposit accounts                                                    201,133             221,874
                                                                                  ----------------    ----------------
         Total deposits                                                                 800,412             761,911
Overnight and short-term borrowings                                                      12,693              27,364
Federal Home Loan Bank of Boston borrowings                                             176,732             143,941
Company-obligated mandatorily redeemable capital securities                              13,000               8,000
Other liabilities                                                                         4,905               5,234
                                                                                  ----------------    ----------------
         Total liabilities                                                            1,007,742             946,450
                                                                                  ----------------    ----------------

SHAREHOLDERS' EQUITY:
Preferred stock, par value $0.01 per share, authorized 1,000,000 shares:
     Issued and outstanding:  none                                                           --                  --
Common stock, par value $0.01 per share, authorized 11,000,000 shares:
     Voting: Issued and outstanding 3,885,080 shares in 2003 and
             3,777,450 in 2002                                                               39                  38
Additional paid-in capital                                                               41,237              40,134
Retained earnings                                                                        27,623              24,002
Accumulated other comprehensive income, net                                               1,123               2,253
                                                                                  ----------------    ----------------
         Total shareholders' equity                                                      70,022              66,427
                                                                                  ----------------    ----------------
         Total liabilities and shareholders' equity                                 $ 1,077,764         $ 1,012,877
                                                                                  ================    ================

                                                         BANCORP RHODE ISLAND, INC.
                                                  Consolidated Statements of Operations

                                                                          Three Months Ended                    Nine Months Ended
                                                                             September 30,                        September 30,
                                                              ----------------------------------    ---------------------------------
                                                                   2003               2002               2003              2002
                                                              ---------------    ---------------    ---------------    --------------
                                                                          (Dollars in thousands, except per share data)
Interest and dividend income:
  Commercial loans                                              $    4,975         $    4,833        $    14,488         $   13,564
  Residential mortgage loans                                         4,444              4,555             12,941             14,327
  Consumer and other loans                                           1,284                988              3,909              2,886
  Mortgage-backed securities                                           973              2,188              3,785              6,636
  Investment securities                                                854                863              2,985              2,392
  Overnight investments                                                 59                 82                143                198
  Federal Home Loan Bank of Boston stock dividends                      69                 68                198                210
                                                              ---------------    ---------------    ---------------    --------------
       Total interest and dividend income                           12,658             13,577             38,449             40,213
                                                              ---------------    ---------------    ---------------    --------------
Interest expense:
  NOW accounts                                                         333                240              1,003                368
  Money market accounts                                                 27                 36                 79                102
  Savings accounts                                                     922              1,286              3,136              3,785
  Certificate of deposit accounts                                    1,458              1,975              4,578              6,365
  Overnight and short-term borrowings                                   20                114                109                226
  Federal Home Loan Bank of Boston borrowings                        1,803              1,880              5,364              5,530
  Company-obligated mandatorily redeemable capital securities          203                145                480                302
                                                                                                    ---------------
                                                              ---------------    ---------------                       --------------
       Total interest expense                                        4,766              5,676             14,749             16,678
                                                              ---------------    ---------------    ---------------    --------------
       Net interest income                                           7,892              7,901             23,700             23,535
Provision for loan losses                                              400                575              1,200              1,425
                                                              ---------------    ---------------    ---------------    --------------
  Net interest income after provision for loan losses                7,492              7,326             22,500             22,110
                                                              ---------------    ---------------    ---------------    --------------
Noninterest income:
  Service charges on deposit accounts                                  957                993              2,952              2,760
  Commissions on nondeposit investment products                        220                349                626                771
  Income from bank-owned life insurance                                171                143                579                380
  Loan related fees                                                    127                 78                570                251
  Commissions on loans originated for others                           128                 78                331                230
  Gain on sale of mortgage-backed securities                            --                 --                104                 23
  Gain on sale of investment securities                                348                 --                681                 --
  Other income                                                         283                155                701                465
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest income                                      2,234              1,796              6,544              4,880
                                                              ---------------    ---------------    ---------------    --------------
Noninterest expense:
  Salaries and employee benefits                                     3,697              3,376             10,741              9,630
  Occupancy                                                            595                485              1,785              1,448
  Equipment                                                            389                288              1,102                783
  Data processing                                                      599                500              2,245              1,425
  Marketing                                                            235                215                830                896
  Professional services                                                289                330                951              1,128
  Loan servicing                                                       270                216                708                675
  Other real estate owned expense                                       33                 (3)                34                  4
  Other expenses                                                       930                827              2,859              2,348
                                                              ---------------    ---------------    ---------------    --------------
       Total noninterest expense                                     7,037              6,234             21,255             18,337
                                                              ---------------    ---------------    ---------------    --------------
       Income before income taxes                                    2,689              2,888              7,789              8,653
Income tax expense                                                     904                957              2,570              2,919
                                                              ---------------    ---------------    ---------------    --------------
       Net income                                              $     1,785        $     1,931        $     5,219        $     5,734
                                                              ===============    ===============    ===============    ==============

Per share data:
  Basic earnings per common share                               $     0.47         $     0.51         $     1.37         $     1.53
  Diluted earnings per common share                             $     0.44         $     0.48         $     1.29         $     1.44

  Average common shares outstanding - basic                      3,830,461          3,765,585          3,799,116          3,754,604
  Average common shares outstanding - diluted                    4,084,174          3,988,321          4,052,699          3,993,256